PUTNAM
                                                     EQUITY
                                                     INCOME
                                                     FUND


                             [GRAPHIC OMITTED:
                                 art work]


ANNUAL REPORT
November 30, 1995
                                   [LOGO:
                          BOSTON - LONDON - TOKYO]

FUND HIGHLIGHTS

   o "PUTNAM EQUITY INCOME FUND IS GETTING BETTER ALL THE TIME. ...THE FUND
     TURNED IN TOP-QUARTILE RETURNS IN 1993 AND 1994 AND SEEMS WELL ON ITS WAY
     TO MAKING IT A THREE-YEAR WINNING STREAK. ...THIS YEAR, TO DATE, BOUSA HAS
     GOTTEN IMPRESSIVE OUTPERFORMANCE FROM HIS TELECOM, TOBACCO, AND BANKING PICKS."
                                                          -- MORNINGSTAR, INC.,
                                                             SEPTEMBER 15, 1995

   o "EDWARD BOUSA, A VALUE-ORIENTED PORTFOLIO MANAGER FOR BOSTON-BASED PUTNAM INVESTMENTS AND ONE OF THE HOTTEST HANDS IN THE BUSINESS THIS YEAR, ...LOOKS FOR COMPANIES THAT IN AN INCREASINGLY COMPETITIVE WORLD HAVE LEARNED NOT ONLY TO SURVIVE BUT TO THRIVE."
                                                   -- U.S. NEWS & WORLD REPORT,
                                                                    MAY 1, 1995


     CONTENTS

   4 Report from Putnam Management

   8 Fund performance summary

  12 Portfolio holdings

  23 Financial statements

FROM THE CHAIRMAN

                                                        [GRAPHIC OMITTED:
                                                            Photo of
                                                         George Putnam]
                                                       (C) Karsh, Ottawa


Dear Shareholder:

Putnam Equity Income Fund began fiscal 1995 with the stock market about to go into a full gallop. The rally was still under way at the close of the fiscal year on November 30, 1995.

Edward Bousa, your fund's lead manager, took full advantage of the market's rise to a succession of highs by focusing on the sectors showing the greatest potential for leading the charge. Among these have been insurance and finance, both amply represented in the fund's portfolio during the period.

Edward also focused heavily on individual stock selection, seeking companies with exceptional long-term earnings growth potential. Finally, he sought out companies whose real worth has gone unnoticed by the market at large. These stocks frequently offer significant growth potential when investors finally discover their hidden value.

In the report that follows, Edward and his team discuss the fund's performance during the fiscal year just ended and describe their selection process in the existing market environment. Finally, they look ahead to fiscal 1996.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    January 17, 1996

REPORT FROM THE FUND MANAGERS
EDWARD P. BOUSA, LEAD MANAGER
KENNETH J. TAUBES
ROSEMARY H. THOMSEN



   Putnam Equity Income Fund's 1995 fiscal year was a period of superlative performance for both the fund and the stock market. The Standard and Poor's 500(R) Index posted an increase of 36.95% for the year ended November 30, 1995. While the market climbed to record highs, the fund posted equally impressive total returns at net asset value: 33.17% for class A shares, and 32.30% for class B shares, for the same period, and 32.89% for class M shares, from December 2, 1994 through November 30, 1995.

   Since stocks accounted for about 84% of your fund's portfolio, the same events that favored the market's dramatic rise -- low inflation, declining interest rates, and a slower pace of economic growth -- fueled fund performance as well. The small bond position was employed mainly for additional income and to cushion any potential downside in stocks. However, we believe our investment strategy is just as responsible as the robust market for this year's outstanding successes.

o  A WINNING STRATEGY COMPOUNDS A WINNING YEAR

   The heart of our investment strategy lies in buying stocks other people don't want and which we believe have the potential for positive change and eventual outperformance. We don't pick a stock just because it's cheap. We also look for indications that it will do well over the long term. The following details of some of this year's most successful purchases demonstrate the effectiveness of our strategy.

   In order to take advantage of the merger and acquisition activity in the banking industry, we sought out banks whose stock prices had declined following the announcement of their intention to acquire another bank. When we researched some of these out-of-favor banks, we found that in many cases the positives of consolidation outweighed the negatives, so we purchased the stock. Later, as our analysis proved correct, the stock prices rebounded, and as a result, the fund's holdings increased substantially in value. Our positions in BankAmerica and NationsBank followed this pattern.

   Union Pacific joined the portfolio as an out-of-favor stock penalized by Wall Street for its unsuccessful attempts to acquire another railroad. Our research, however, showed that Union Pacific was successful in controlling costs and building business while reporting solid earnings. Though the company wasn't successful in its acquisition attempt, investors came to appreciate its real worth and bid up the stock nearly 50% over what we had paid for it. In this case, we realized our profits and made another hefty contribution to performance.

   The fund also benefited from shifts in the overall economic climate. Large financial and bank stocks, purchased at the beginning of the year, showed significant appreciation as falling interest rates encouraged borrowing and a surge in loan revenues. In the case of J.P. Morgan, strong growth in securities underwriting and trading also helped drive the stock price up.

   We believe the period was a time of recognition for U.S. companies with a strong presence in global markets. These large companies are in the vanguard of cost control, the use of high technology, and sophisticated logistical/distribution systems. They boast attractive


   [GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS* showing
    Utilities                  15.4%
    Insurance and finance      14.7%
    Oil and gas                 7.7%
    Consumer nondurables        5.6%
    Pharmaceuticals             4.7%
   Footnote reads:
    *Based on net assets as of 11/30/95. Holdings will vary over time.]

   products and a scale of operation that enable them to build market share worldwide. Our holdings in Philip Morris, Eastman Kodak, and TRW were among the outstanding beneficiaries of an increased awareness of global markets.

o  RECENT SHIFTS ADAPT STRATEGY TO THE ECONOMIC CYCLE

   Recently, we added to the fund's investment in paper stocks, most notably Weyerhaeuser Company. As Weyerhaeuser continues to cut costs and focus on paper operations, an area where we expect consolidation and little new capacity in the face of growing demand, we think the company is well prepared to carry its strength into the next economic cycle.

   These recent acquisitions, as well as additions to existing positions such as Weyerhaeuser, reflect our belief that Wall Street has already discounted some stocks in anticipation of a downturn. These stocks also look ahead to the goods -- such as paper -- and services traditionally in demand during the early stages of recovery from what we anticipate will be a mild recession. Each stock also maintains our commitment to evolving companies that demonstrate the potential to perform well regardless of economic conditions.

   Until recently, electric utilities seemed reluctant to face up to their newly competitive marketplaces and their stock prices generally reflected Wall Street's lack of faith in the ability of these companies to retool. Our research, however, pointed to several electric companies in the process of change and as their stock prices became more attractive, we began to purchase them. We feel these stocks are now on the upswing; we believe the trend will continue. In addition to the potential for sizable capital gains, the utilities position may cushion the negative effects of a mild recession, should it occur.

   We've also begun to add retail stocks, long out of favor as consumers turned thrifty. In spite of the tough retail environment, we believe we've identified change-minded companies with aggressive managements, and excellent potential to perform over the long term.

o  OUTLOOK: POSITIVE PERFORMANCE AT A MORE MODERATE PACE

   We anticipate the markets will continue to enjoy an environment of low inflation and stable-to-declining interest rates. Early in 1996,

   -----------------------------------------------------------------------------
    TOP 10 HOLDINGS (11/30/95)
   -----------------------------------------------------------------------------
    EXXON CORPORATION
    Drilling, production, refining, marketing of oil and natural gas
   -----------------------------------------------------------------------------
    WEYERHAEUSER COMPANY
    Forest products
   -----------------------------------------------------------------------------
    BRISTOL-MYERS SQUIBB COMPANY
    Medical devices, drugs, toiletries, health products
   -----------------------------------------------------------------------------
    J.P. MORGAN & COMPANY, INC.
    Banking and finance, multinational
   -----------------------------------------------------------------------------
    PHILIP MORRIS COMPANIES, INC.
    Domestic food processing, alcohol, tobacco
   -----------------------------------------------------------------------------
    TRW, INC.
    Space, defense, automotive goods
   -----------------------------------------------------------------------------
    BELL ATLANTIC CORPORATION
    Telecommunications
   -----------------------------------------------------------------------------
    CINERGY CORPORATION
    Utilities
   -----------------------------------------------------------------------------
    E.I. DUPONT DE NEMOURS & COMPANY
    Chemicals
   -----------------------------------------------------------------------------
    NYNEX CORPORATION
    Telecommunications
   -----------------------------------------------------------------------------
   These holdings represent 16.9% of the fund's net assets. Portfolio holdings will vary over time.


   we expect slower economic growth, possibly a mild recession, followed by a rebound. The fund's success, however, does not necessarily depend on the accuracy of these predictions. We feel the fundamentals of each company in the portfolio and the capacity of those companies to make positive changes in order to meet future challenges are far more important in the long run than shifts in the markets or in the economy at large.

   The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM EQUITY INCOME FUND SEEKS CURRENT INCOME BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF INCOME-PRODUCING EQUITY SECURITIES. CAPITAL GROWTH IS A SECONDARY OBJECTIVE WHEN CONSISTENT WITH SEEKING CURRENT INCOME.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                           CLASS A              CLASS B              CLASS M
                          (6/15/77)            (9/13/93)            (12/2/94)
                         NAV      POP         NAV     CDSC         NAV      POP
--------------------------------------------------------------------------------
1 year                 33.17%   25.49%      32.30%   27.30%         --       --
--------------------------------------------------------------------------------
5 years               110.67    98.63          --       --          --       --
Annual average         16.07    14.71          --       --          --
--------------------------------------------------------------------------------
10 years              183.57   167.18          --       --          --       --
Annual average         10.99    10.33          --       --          --       --
--------------------------------------------------------------------------------
Life of class             --       --       33.28    30.28       32.89%   28.19%
Annual average            --       --       13.88    12.71          --       --
--------------------------------------------------------------------------------

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95
                                            STANDARD & POOR'S          CONSUMER
                                                    500 INDEX       PRICE INDEX
--------------------------------------------------------------------------------
1 year                                                  36.95%             2.67%
--------------------------------------------------------------------------------
5 years                                                117.34             14.87
Annual average                                          16.80              2.81
--------------------------------------------------------------------------------
10 years                                               310.72             41.01
Annual average                                          15.17              3.50
--------------------------------------------------------------------------------
Life of class B                                         38.85              6.15
Annual average                                          16.01              2.74
--------------------------------------------------------------------------------
Life of class M                                         36.95              2.67
--------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for the fund's class A distribution plan prior to its implementation on 1/1/90. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares declines from a 5.0% maximum during the first year to 1.0 % during the sixth year. Prior to 3/7/91, the fund operated under different investment objectives, policies and strategies.

[GRAPHIC OMITTED: line chart: GROWTH OF A $10,000 INVESTMENT
Legend reads:
 Cumulative total return of a $10,000 investment since 11/30/85
Y-axis reads (top to bottom) 40000 to 8000 in 4000 decrements
X-axis reads (left to right) 11/30/85 through 11/30/95 in one-year increments
A solid black line represents Fund's class A shares at POP, ranging from
 $9,425 to $26,718 (see plot points below: "Shares")
A solid white line represents S&P 500 Index, ranging from $10,000 to $41,072
 (see plot points below: "S&P")
A solid gray line represents Consumer Price Index, ranging from $10,000 to
 $14,101 (see plot points below: "CPI")
   Shares               S&P                CPI
   -------            -------            -------
   $ 9,425            $10,000            $10,000
    11,092             12,770             10,128
     9,392             12,160             10,587
    12,042             14,978             11,037
    14,180             19,596             11,550
    12,683             18,897             12,275
    15,109             22,756             12,642
    16,871             26,956             13,028
    19,748             29,671             13,376
    20,063             29,989             13,734
    26,718             41,072             14,101
Caption reads:
 Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 9/13/93 would have been valued at $13,328 on 11/30/95 ($13,028 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/2/94 would have been valued at $13,289 at net asset value on 11/30/95, at public offering price of $12,819.]


PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/95
                           CLASS A              CLASS B              CLASS M
--------------------------------------------------------------------------------
DISTRIBUTIONS (NUMBER)        4                    4                    4
--------------------------------------------------------------------------------
Income                      $0.32               $0.258               $0.289
--------------------------------------------------------------------------------
Total                       $0.32               $0.258               $0.289
--------------------------------------------------------------------------------

SHARE VALUE:             NAV        POP            NAV            NAV      POP
--------------------------------------------------------------------------------
11/30/94               $8.49      $9.01          $8.46             --       --
--------------------------------------------------------------------------------
12/2/94                   --         --             --          $8.45    $8.76
--------------------------------------------------------------------------------
11/30/95               10.93      11.60          10.89          10.89    11.28
--------------------------------------------------------------------------------

CURRENT RETURN           NAV        POP            NAV            NAV      POP
--------------------------------------------------------------------------------
End of period
--------------------------------------------------------------------------------
Current dividend
rate(1)                 2.93%      2.76%          2.31%          2.57%    2.48%
--------------------------------------------------------------------------------
Current 30-day
SEC yield(2)            2.66       2.51           1.94           2.18     2.10
--------------------------------------------------------------------------------
(1) Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                          CLASS A              CLASS B              CLASS M
                         (6/15/77)            (9/13/93)            (12/2/94)
                        NAV      POP        NAV       CDSC       NAV        POP
--------------------------------------------------------------------------------
1 year                34.64%   26.89%     33.71%     28.71%    33.86%     29.16%
--------------------------------------------------------------------------------
5 years              107.61    95.76         --         --        --         --
Annual average        15.73    14.38         --         --        --         --
--------------------------------------------------------------------------------
10 years             181.70   165.42         --         --        --         --
Annual average        10.91    10.25         --         --        --         --
--------------------------------------------------------------------------------
Life of class            --       --      36.38      33.38     35.94      31.13
Annual average           --       --      14.44      13.34     32.88      28.52
--------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares distribution fees prior to implementation in fiscal 1990 of the class A distribution plan. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs.
The fund's portfolio contains securities that do not match those in the index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended November 30, 1995

To the Trustees and Shareholders of
Putnam Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the portfolio of investments owned, as of November 30, 1995, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 12, 1996

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995

COMMON STOCKS (80.9%)<F1>
NUMBER OF SHARES                                                               MARKET VALUE

AEROSPACE AND DEFENSE (0.6%)
-------------------------------------------------------------------------------------------
        42,000   Lockheed Martin Corp.                                         $  3,081,750

AUTOMOTIVE (2.7%)
-------------------------------------------------------------------------------------------
        32,000   Chrysler Corp.                                                   1,660,000
       108,000   General Motors Corp.                                             5,238,000
        62,000   General Motors Corp. Class H                                     2,945,000
        81,000   Varity Corp.<F2>                                                 3,138,750
                                                                               ------------
                                                                                 12,981,750

BASIC INDUSTRIAL PRODUCTS (2.4%)
-------------------------------------------------------------------------------------------
        46,000   Ball Corp.                                                       1,316,750
        66,000   Deere (John) & Co.                                               2,169,750
        68,000   General Signal Corp.                                             2,193,000
        60,000   Harnischfeger Industries, Inc.                                   2,032,500
        61,500   Minnesota Mining & Manufacturing Co.                             4,028,250
                                                                               ------------
                                                                                 11,740,250

BUSINESS EQUIPMENT AND SERVICES (2.4%)
-------------------------------------------------------------------------------------------
        80,000   Dun & Bradstreet Corp.                                           4,990,000
        17,000   IBM Corp.                                                        1,642,625
        36,600   Xerox Corp.                                                      5,018,775
                                                                               ------------
                                                                                 11,651,400
CHEMICALS (3.8%)
-------------------------------------------------------------------------------------------
       111,600   E.I. duPont de Nemours & Co.                                     7,421,400
        12,000   Hoechst AG (Germany)                                             3,088,510
       106,000   Union Carbide Corp.                                              4,200,250
       110,200   Witco Chemical Corp.                                             3,388,650
                                                                               ------------
                                                                                 18,098,810

CONGLOMERATES (3.0%)
-------------------------------------------------------------------------------------------
        67,000   Corning, Inc.                                                    2,018,375
       111,600   Ogden Corp.                                                      2,371,500
       108,300   TRW, Inc.                                                        8,108,963
        22,000   United Technologies Corp.                                        2,062,500
                                                                               ------------
                                                                                 14,561,338

CONSUMER NON DURABLES (5.3%)
-------------------------------------------------------------------------------------------
       132,300   American Brands, Inc.                                            5,523,525
        59,300   Avon Products, Inc.                                              4,306,663
        57,500   Kimberly-Clark Corp.                                             4,420,313
        94,000   Philip Morris Cos., Inc.                                         8,248,500
        54,820   RJR Nabisco Holdings Corp.<F2>                                   1,596,633
        35,700   Springs Industries, Inc. Class A                                 1,499,400
                                                                               ------------
                                                                                 25,595,034

COMMON STOCKS
NUMBER OF SHARES                                                               MARKET VALUE

CONSUMER SERVICES (0.9%)
-------------------------------------------------------------------------------------------
        65,600   Knight-Ridder, Inc.                                           $  4,231,200

ELECTRONICS AND ELECTRICAL EQUIPMENT (2.0%)
-------------------------------------------------------------------------------------------
        93,100   Eaton Corp.                                                      5,073,950
        24,000   Emerson Electric Co.                                             1,872,000
        59,000   Honeywell, Inc.                                                  2,809,875
                                                                               ------------
                                                                                  9,755,825
ENERGY-RELATED (0.2%)
-------------------------------------------------------------------------------------------
        60,000   Westcoast Energy, Inc.                                             885,000

ENVIRONMENTAL CONTROL (0.7%)
-------------------------------------------------------------------------------------------
       111,000   WMX Technologies, Inc.                                           3,274,500

FOOD AND BEVERAGES (1.8%)
-------------------------------------------------------------------------------------------
        33,000   Anheuser-Busch Cos., Inc.                                        2,186,250
        68,000   Archer Daniels Midland Co.                                       1,173,000
        35,500   Dean Foods Co.                                                     994,000
       135,000   Flowers Industries, Inc.                                         1,738,125
        51,000   Nestle S.A. ADR (Registered) (Switzerland)                       2,703,000
                                                                               ------------
                                                                                  8,794,375
FOREST PRODUCTS (3.0%)
-------------------------------------------------------------------------------------------
         3,290   Crown Vantage, Inc.<F2>                                             56,753
        83,700   Potlatch Corp.                                                   3,379,382
        57,600   Rayonier, Inc.                                                   2,203,200
       191,000   Weyerhaeuser Co.                                                 8,642,750
                                                                               ------------
                                                                                 14,282,085

HEALTH CARE (0.8%)
-------------------------------------------------------------------------------------------
        94,600   Baxter International, Inc.                                       3,973,200

INSURANCE AND FINANCE (12.9%)
-------------------------------------------------------------------------------------------
        70,000   AON Corp.                                                        3,298,750
        40,400   Aetna Life & Casualty Co.                                        2,964,350
       101,000   American General Corp.                                           3,421,375
        64,000   BankAmerica Corp.                                                4,072,000
        31,100   Bankers Trust New York Corp.                                     2,017,613
       103,400   Beneficial Corp.                                                 5,247,550
        19,800   CIGNA Corp.                                                      2,178,000
        94,000   CoreStates Financial Corp.                                       3,642,500
        47,000   First Union Corp.                                                2,567,375
       129,000   Fleet Financial Group, Inc.                                      5,385,750
       122,000   Keycorp                                                          4,498,750
       106,000   Morgan (J.P.) & Co., Inc.                                        8,321,000
        63,200   NationsBank Corp.                                                4,510,900
        34,000   Norwest Corp.                                                    1,122,000
       150,000   PNC Bank Corp.                                                   4,387,500
        44,700   SAFECO Corp.                                                     3,173,700
        52,300   Synovus Financial Corp.                                          1,516,700
                                                                               ------------
                                                                                 62,325,813

COMMON STOCKS
NUMBER OF SHARES                                                               MARKET VALUE

METALS AND MINING (1.1%)
-------------------------------------------------------------------------------------------
        62,300   Carpenter Technology Corp.                                    $  2,694,475
        11,000   Phelps Dodge Corp.                                                 746,625
        34,000   Reynolds Metal Co.                                               1,963,500
                                                                               ------------
                                                                                  5,404,600

OIL AND GAS (7.1%)
-------------------------------------------------------------------------------------------
        49,000   Amoco Corp.                                                      3,319,750
        41,000   Enron Corp.                                                      1,537,500
       130,000   Exxon Corp.                                                     10,058,750
        40,300   Mobil Corp.                                                      4,206,313
       139,000   Occidental Petroleum Corp.                                       3,075,375
        99,000   Phillips Petroleum Co.                                           3,291,750
        67,300   Repsol S.A. ADS (Spain)                                          2,128,363
        25,000   Royal Dutch Petroleum Co. PLC ADR (Netherlands)                  3,209,375
       115,000   Total Corp. ADR (France)                                         3,550,625
                                                                               ------------
                                                                                 34,377,801

PHARMACEUTICALS (4.3%)
-------------------------------------------------------------------------------------------
        43,000   American Home Products Corp.                                     3,923,750
       104,100   Bristol-Myers Squibb Co.                                         8,354,025
        90,370   Pharmacia & Upjohn, Inc.                                         3,242,024
        58,000   Warner-Lambert Co.                                               5,176,500
                                                                               ------------
                                                                                 20,696,299

PHOTOGRAPHY (2.0%)
-------------------------------------------------------------------------------------------
        93,000   Eastman Kodak Co.                                                6,324,000
        69,000   Polaroid Corp.                                                   3,182,625
                                                                               ------------
                                                                                  9,506,625

PUBLISHING (0.7%)
-------------------------------------------------------------------------------------------
        40,000   McGraw-Hill, Inc.                                                3,350,000

REAL ESTATE (2.2%)
-------------------------------------------------------------------------------------------
        70,000   Bradley Real Estate Trust, Inc.                                    971,250
        56,000   Duke Realty Investments, Inc.                                    1,554,000
        82,000   Equity Residential Properties Trust                              2,542,000
        44,000   Evans Withycombe Residential                                       836,000
        67,000   LTC Properties, Inc.                                               996,625
        26,600   Macerich Co.                                                       525,350
        50,000   Nationwide Health Properties, Inc.                               1,987,500
        35,000   Storage USA, Inc.                                                1,063,125
                                                                               ------------
                                                                                 10,475,850

RETAIL (3.0%)
-------------------------------------------------------------------------------------------
        34,000   Dayton Hudson Corporation                                        2,469,250
       208,000   K mart Corp.                                                     1,612,000
       109,000   Melville Corporation                                             3,392,625
        94,000   Penney (J.C.) Co., Inc.                                          4,406,250
        66,600   Sears, Roebuck & Co.                                             2,622,375
                                                                               ------------
                                                                                 14,502,500

COMMON STOCKS
NUMBER OF SHARES                                                               MARKET VALUE

TRANSPORTATION (3.0%)
-------------------------------------------------------------------------------------------
        11,000   CSX Corp.                                                     $    963,875
        71,700   Canadian National Railway Co. (Canada)<F2>                       1,075,500
        21,000   Conrail, Inc.                                                    1,467,375
        79,400   Consolidated Freightways, Inc.                                   2,084,250
       202,900   Ryder System, Inc.                                               4,844,238
        57,000   Union Pacific Corp.                                              3,861,750
                                                                               ------------
                                                                                 14,296,988

UTILITIES (15.0%)
-------------------------------------------------------------------------------------------
        43,900   American Telephone & Telegraph Co.                               2,897,400
        11,500   Ameritech Corp. New                                                632,500
       127,100   Bell Atlantic Corp.                                              8,007,300
        58,000   Central Maine Power Co.                                            783,000
       255,463   Cinergy Corp.                                                    7,536,159
        60,000   Consolidated Natural Gas Co.                                     2,662,500
        76,000   Dominion Resources, Inc.                                         3,011,500
        60,000   Entergy Corp.                                                    1,672,500
        46,000   GTE Corp.                                                        1,960,750
        74,000   MCI Communications Corp.                                         1,979,500
       138,000   NYNEX Corp.                                                      6,848,250
        66,000   Oklahoma Gas & Electric Co.                                      2,673,000
        90,000   Pacific Enterprises                                              2,407,500
        15,500   Peoples Energy Corp.                                               472,750
       129,000   Potomac Electric Power Co.                                       3,160,500
        66,000   Public Service Co. of Colorado                                   2,277,000
        52,000   Public Service Enterprise Group, Inc.                            1,540,500
       113,000   Scana Corp.                                                      3,051,000
       160,000   Sprint Corp.                                                     6,400,000
        48,700   Telefonica de Espana SA ADR                                      2,021,050
       141,000   Texas Utilities Electric Co.                                     5,428,500
        98,076   US West, Inc.                                                    3,064,875
        63,700   WICOR, Inc.                                                      1,958,775
                                                                               ------------
                                                                                 72,446,809
                                                                               ------------
                 TOTAL COMMON STOCKS (cost $327,088,319)                       $390,289,802

U.S. GOVERNMENT AND AGENCY OBLIGATIONS(5.3%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
                 Federal National Mortgage Association Pass
                 Through Certificates
$    1,442,593   7s, with various due dates from July 1, 2023
                 to June 1, 2024                                               $  1,441,684
       925,589   Dwarf 6s, with various due dates from
                 April 1, 2009 to October 1, 2009                                   908,808
     1,948,000   Government National Mortgage Association TBA
                 7 1/2s, December 15, 2025<F5>                                    1,988,168
                 Government National Mortgage Association Pass
                 Through Certificates
     2,443,038   7s, with various due dates from May 15, 2023
                 to September 15, 2024                                            2,448,363
     1,711,010   6 1/2s, with various due dates from
                 August 15, 2025 to October 15, 2025                              1,679,991
       444,057   Midget 6 1/2s, March 15, 2009                                      444,612

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
$      459,301   Midget 6s, September 15, 2008                                 $    452,265
       385,000   U.S. Treasury Bonds 11 7/8, November 15, 2003                      533,225
     3,400,000   U.S. Treasury Bonds 11 5/8s, November 15, 2004                   4,767,956
       845,000   U.S. Treasury Bonds 11 1/8s, August 15, 2003                     1,124,247
       780,000   U.S. Treasury Bonds 8 7/8s, August 15, 2017                      1,021,925
       627,000   U.S. Treasury Bonds 8 1/8s, August 15, 2019                        769,743
     1,320,000   U.S. Treasury Bonds 7 1/2s, November 15, 2024                    1,543,370
     2,320,000   U.S. Treasury Bonds 7 1/8s, February 15, 2023                    2,582,438
       355,000   U.S. Treasury Interest Strips zero %, May 15, 2003                 232,798
       350,000   U.S. Treasury Interest Strips zero %, February 15, 2003            233,272
       590,000   U.S. Treasury Notes 7 3/4s, February 15, 2001                      647,431
       120,000   U.S. Treasury Notes 7 3/4s, January 31, 2000                       129,713
     1,250,000   U.S. Treasury Notes 7 1/4s, August 15, 2004                      1,373,825
     1,210,000   U.S. Treasury Notes 5 1/8s, December 31, 1998                    1,198,650
                                                                               ------------
                 TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS (cost $23,761,783)                                $ 25,522,484

CONVERTIBLE PREFERRED STOCKS(2.7%)<F1>
NUMBER OF SHARES                                                                      VALUE

AUTOMOTIVE (0.9%)
-------------------------------------------------------------------------------------------
        46,000   Ford Motor Co. Ser. A, $4.20, dep. shs. cv. pfd.              $  4,260,750

BROADCASTING (--%)
-------------------------------------------------------------------------------------------
           900   Granite Broadcasting $1.938 cv. pfd.                                52,425

CONSUMER NON DURABLES (0.3%)
-------------------------------------------------------------------------------------------
        27,000   Fieldcrest Cannon Ser. A, $3.00, cv. pfd.                        1,215,000

METALS AND MINING (1.1%)
-------------------------------------------------------------------------------------------
       164,000   Freeport-McMoRan Copper Co., Inc.
                 stepped-coupon $1.25 ($1.75, 8/1/96)<F3>                         4,346,000
        27,000   Pittston Mineral Corp. 144A $3.125, dep. shs. cv. pfd.             945,000
                                                                               ------------
                                                                                  5,291,000

OIL AND GAS (0.4%)
-------------------------------------------------------------------------------------------
        35,000   Ashland, Inc. $3.125, cv. pfd.                                   2,051,875
                                                                               ------------
                 TOTAL CONVERTIBLE PREFERRED STOCKS (cost $12,205,009)         $ 12,871,050

CONVERTIBLE BONDS AND NOTES (2.6%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE

AUTOMOTIVE (0.2%)
-------------------------------------------------------------------------------------------
$    1,100,000   Magna International cv. sub. deb. 5s, 2002                    $  1,116,500

ELECTRONICS AND ELECTRICAL EQUIPMENT (0.2%)
-------------------------------------------------------------------------------------------
     1,900,000   ADT Operations Inc. cv. sub. notes zero %, 2010                    893,000

ENVIRONMENTAL CONTROL (0.1%)
-------------------------------------------------------------------------------------------
       468,000   WMX Technologies, Inc. cv. sub. notes 2s, 2005                     405,990

FOREST PRODUCTS (--%)
-------------------------------------------------------------------------------------------
        30,000   Riverwood International Corp. sub. notes
                 6 3/4s, 2003                                                        32,250

CONVERTIBLE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                      VALUE

INSURANCE AND FINANCE (1.1%)
-------------------------------------------------------------------------------------------
$    4,000,000   Mitsubishi Bank Ltd. International
                 Finance (Bermuda) cv. trust guaranteed notes 3s,
                 2002 (Japan)                                                  $  4,400,000
       700,000   Trenwick Group, Inc. cv. deb. 6s, 1999                             758,625
                                                                               ------------
                                                                                  5,158,625

PHARMACEUTICALS (0.4%)
-------------------------------------------------------------------------------------------
     4,800,000   Roche Holdings, 144A Inc. cv. unsub. LYON
                 (Liquid Yield Option Notes) zero %, 2010 (Switzerland)           2,094,000

REAL ESTATE (0.2%)
-------------------------------------------------------------------------------------------
     1,000,000   Liberty Property Trust cv. sub. deb. 8s, 2001                      995,000

TRANSPORTATION (0.4%)
-------------------------------------------------------------------------------------------
     1,800,000   AMR Corp. cv. sub. deb. 6 1/8s, 2024                             1,917,000
                                                                               ------------
                 TOTAL CONVERTIBLE BONDS AND NOTES (cost $11,343,981)          $ 12,612,365

CORPORATE BONDS AND NOTES (2.3%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE

ADVERTISING (--%)
-------------------------------------------------------------------------------------------
$       25,000   Outdoor Systems, Inc. sr. notes 10 3/4s, 2003                 $     24,000

AEROSPACE AND DEFENSE (--%)
-------------------------------------------------------------------------------------------
        25,000   BE Aerospace sr. notes, 9 3/4s, 2003                                25,000
        20,000   Sequa Corp. bonds 8 3/4s, 2001                                      18,500
                                                                               ------------
                                                                                     43,500
AGRICULTURE (--%)
-------------------------------------------------------------------------------------------
        50,000   PSF Finance (L.P.) sr. exch. notes 12 1/4s, 2004                    51,588

AUTOMOTIVE (0.1%)
-------------------------------------------------------------------------------------------
        25,000   Exide Corp. deb. stepped-coupon zero %,
                 (12 1/4s, 12/15/97), 2004<F3>                                       20,750
       300,000   Ford Capital BV deb. 9s, 1998                                      322,884
                                                                               ------------
                                                                                    343,634

BASIC INDUSTRIAL PRODUCTS (--%)
-------------------------------------------------------------------------------------------
        75,000   Inter-City Products sr. notes 9 3/4s, 2000                          49,125

BROADCASTING (0.1%)
-------------------------------------------------------------------------------------------
        10,000   Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                10,350
        50,000   Cablevision Systems Corp. sr. sub. reset deb. 10 3/4s, 2004         52,750
        25,000   Century Communications Corp. sr. notes 9 1/2s, 2005                 25,500
        50,000   Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                 zero % (13 1/2s, 8/1/99), 2004<F3>                                  36,500
        25,000   Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002       24,688
        25,000   Rogers Cablesystem Ltd. deb. 10 1/8s, 2012 (Canada)                 25,875
       300,000   Tele-Communications, Inc. sr. deb. 9.8s, 2012                      351,666
                                                                               ------------
                                                                                    527,329

BUILDING AND CONSTRUCTION (--%)
-------------------------------------------------------------------------------------------
        25,000   Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                   25,125

CONVERTIBLE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                      VALUE

CHEMICALS (0.1%)
-------------------------------------------------------------------------------------------
$       25,000   Acetex Corp. 144A sr. notes 9 3/4s, 2003                      $     25,563
        20,000   G-I Holdings, Inc. Ser. B, sr. disc. notes zero %, 1998             15,200
        20,000   Huntsman Corp. 1st mtge. 10 5/8s, 2000                              21,700
       125,000   Lyondell Petrochemical Co. notes 9 1/8s, 2002                      141,904
        85,000   OSI Specialties Inc. sr. sub. notes 9 1/4s, 2003                    95,306
        50,000   Sifto Canada, Inc. sr. notes 8 1/2s, 2000                           47,250
                                                                               ------------
                                                                                    346,923

COMMUNICATIONS (--%)
-------------------------------------------------------------------------------------------
        40,000   Telewest Communications PLC deb. stepped-coupon
                 zero %, (11s, 10/1/00), 2007 (United Kingdom)<F3>                   23,600

CONSUMER DURABLE GOODS (--%)
-------------------------------------------------------------------------------------------
        25,000   Selmer Co., Inc. sr. sub. notes 11s, 2005                           24,625
        26,534   Simmons Mattress Corp. 144A deb. 8s, 2003<F4>                       26,534
                                                                               ------------
                                                                                     51,159

CONSUMER NON DURABLES (--%)
-------------------------------------------------------------------------------------------
        10,000   Playtex Family Products Corp. sr. sub. notes 9s, 2003                8,775

CONSUMER PRODUCTS & SERVICES (--%)
-------------------------------------------------------------------------------------------
        40,000   International Semi-Tech. Corp. sr. secd. disc. notes
                 stepped-coupon zero % (11 1/2s, 8/15/00), 2003 (Canada)<F3>         20,600

ELECTRONICS AND ELECTRICAL EQUIPMENT (--%)
-------------------------------------------------------------------------------------------
        30,000   Amphenol Corp. sr. sub. notes 12 3/4s, 2002                         34,350
        25,000   Howmet Corp. 144A sr. sub. notes 10s, 2003                          25,750
                                                                               ------------
                                                                                     60,100

ENTERTAINMENT (0.3%)
-------------------------------------------------------------------------------------------
        25,000   Alliance Entertainment Corp. Ser. B, sr. sub. notes
                 11 1/4s, 2005                                                       24,875
        25,000   Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                         25,625
        50,000   Lady Luck Gaming Corp. Ser. B, 1st mtge. 10 1/2s, 2001              38,500
        25,000   Mohegan Tribal Gaming 144A sr. notes 13 1/2s, 2002                  26,875
       390,000   News America Holdings, Inc. sr. notes 12s, 2001                    435,049
        25,000   Premier Parks, Inc. 144A sr. notes 12s, 2003                        25,500
       630,000   Time Warner Inc. deb. 9 1/8s, 2013                                 697,038
        25,000   Trump Plaza Funding, Inc. 1st mtge. notes 10 7/8s, 2001             25,000
                                                                               ------------
                                                                                  1,298,462

FOOD AND BEVERAGES (--%)
-------------------------------------------------------------------------------------------
        50,000   Fresh Del Monte Produce Corp. NV Ser. B, 144A sr. notes,
                 10s, 2003 (Netherlands)                                             43,750

FOREST PRODUCTS (0.1%)
-------------------------------------------------------------------------------------------
        25,000   APP International Finance Co. company guaranty
                 11 3/4s, 2005 (Singapore)                                           24,375
        25,000   Domtar, Inc. notes 12s, 2001 (Canada)                               29,250
        75,000   Riverwood International Corp. sr. sub. notes 10 3/8s, 2004          81,000
                                                                               ------------
                                                                                    134,625

CONVERTIBLE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                      VALUE

HEALTH CARE (0.1%)
-------------------------------------------------------------------------------------------
$      180,000   Columbia Healthcare Corp. deb. 8.36s, 2024                    $    207,133
        25,000   Ivac Corp. sr. notes 9 1/4s, 2002                                   25,375
       215,000   McGaw, Inc. sr. notes 10 3/8s, 1999                                223,063
        25,000   Merit Behavioral Care 144A sr. sub. notes 11 1/2s, 2005             25,500
        25,000   Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                       25,813
                                                                               ------------
                                                                                    506,884

INSURANCE AND FINANCE (0.7%)
-------------------------------------------------------------------------------------------
        50,000   American Annuity Group, Inc. sr. sub. notes 11 1/8s, 2003           54,000
       300,000   American Financial Group sub. notes 10 7/8s, 2011                  314,763
       250,000   BAT Capital Corp. 144A med. term notes 6.19s, 2000                 249,735
        25,000   Centerbank sub. notes 8 3/8s, 2002                                  25,625
        25,000   Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                25,375
       300,000   Citicorp sub. notes 7 1/8s, 2005                                   314,196
        25,000   Comdata Network, Inc. sr. notes 12 1/2s, 1999                       28,406
       300,000   Den Danske Bank sub. notes 6.55s, 2003                             299,400
       300,000   Finova Capital Corp. notes 9 1/8s, 2002                            343,941
       450,000   Great Western Financial Corp. notes 6 1/8s, 1998                   450,918
        25,000   Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                   24,000
       300,000   Midlantic Banks deb., 9 7/8s, 1999                                 339,300
       200,000   Paine Webber Group Inc. notes 6 1/2s, 2005                         192,098
       250,000   Riggs National Corp. sub. deb. 8 1/2s, 2006                        262,500
       300,000   Scotland International Finance 144A sub.
                 notes 8.85s, 2006 (United Kingdom)                                 349,125
        50,000   Terra Nova Insurance Holdings sr. notes
                 10 3/4s, 2005 (United Kingdom)                                      54,000
                                                                               ------------
                                                                                  3,327,382

LODGING (--%)
-------------------------------------------------------------------------------------------
        35,000   La Quinta Motor Inns, Inc. deb. 9 1/4s, 2003                        37,100

METALS AND MINING (0.1%)
-------------------------------------------------------------------------------------------
       190,000   Noranda Inc. notes 7s, 2005 (Canada)                               194,245

MOTION PICTURE DISTRIBUTION (--%)
-------------------------------------------------------------------------------------------
        25,000   AMC Entertainment, Inc. sr. sub. deb. 12 5/8s, 2002                 28,625
        50,000   Cinemark USA sr. notes 12s, 2002                                    54,500
                                                                               ------------
                                                                                     83,125
OIL AND GAS (0.2%)
-------------------------------------------------------------------------------------------
        25,000   Chesapeake Energy Corp. sr. notes 12s, 2001                         26,500
        25,000   Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s,
                 2005 (Canada)                                                       25,750
       300,000   Occidental Petroleum Corp. sr. notes 11 3/4s, 2011                 318,534
       330,000   Parker & Parsley Petro Co. sr. notes 8 7/8s, 2005                  368,079
       370,000   Union Texas Petroleum Ser. A, sr. notes
                 6.51s, 2002                                                        370,000
                                                                               ------------
                                                                                  1,108,863

PACKAGING & CONTAINER (--%)
-------------------------------------------------------------------------------------------
        25,000   Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                   26,500

CONVERTIBLE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                      VALUE

PUBLISHING (--%)
-------------------------------------------------------------------------------------------
$       40,000   Marvel Parent Holdings, Inc. sr. secd. disc. notes
                 zero %, 1998                                                  $     28,000
        25,000   World Color Press sr. sub. notes 9 1/8s, 2003                       25,625
                                                                               ------------
                                                                                     53,625

RAILROADS (--%)
-------------------------------------------------------------------------------------------
        25,000   Westinghouse Air Brake sr. notes 9 3/8s, 2005                       25,750

REAL ESTATE (--%)
-------------------------------------------------------------------------------------------
        25,000   HMH Properties, Inc. sr. notes 9 1/2s, 2005                         25,188

RETAIL (0.1%)
-------------------------------------------------------------------------------------------
        25,000   Brylane (L.P.) sr. sub. notes 10s, 2003                             21,875
       135,000   K mart Corp. pass-thru certificate Ser. 95-K3, 8.54s, 2015          98,550
        25,000   Loehmanns' Holdings, Inc. sr. notes 10 1/2s, 1997                   25,000
       300,000   Sears, Roebuck & Co. med. term notes 5.91s, 1999                   299,748
        10,000   Southland Corp. Ser. C, deb. 12s, 2009                              10,138
                                                                               ------------
                                                                                    455,311

SPECIALTY CONSUMER PRODUCTS (--%)
-------------------------------------------------------------------------------------------
        35,000   Herff Jones, Inc. 144A sr. sub. notes 11s, 2005                     36,925

TELECOMMUNICATIONS (--%)
-------------------------------------------------------------------------------------------
        25,000   Centennial Cellular Corp. sr. notes 8 7/8s, 2001                    24,438
        25,000   Intermedia Communications of Florida sr. notes 13 1/2s, 2005        27,375
        25,000   Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002             28,438
        35,000   Pricellular Wireless Ser. B, sr. disc. notes stepped-
                 coupon zero % (14s, 11/15/97), 2001<F3>                             30,275
                                                                               ------------
                                                                                    110,526

TEXTILES (--%)
-------------------------------------------------------------------------------------------
        25,000   Reeves Industries Inc. bonds 11s, 2002                              21,250

TRANSPORTATION (--%)
-------------------------------------------------------------------------------------------
        80,000   Blue Bird Body Co. Ser. B sub. deb., 11 3/4s, 2002                  82,000
        35,000   Viking Star Shipping sr. secd. notes 9 5/8s, 2003                   35,963
                                                                               ------------
                                                                                    117,963

UTILITIES (0.4%)
-------------------------------------------------------------------------------------------
       250,000   Arkla, Inc. notes 8 7/8s, 1999                                     266,873
       185,000   Citizens Utilities Co. bonds 7.68s, 2034                           217,562
        25,000   Cleveland Electric Illuminating Co. Ser. B,
                 1st mtge. 9 1/2s, 2005                                              25,688
        25,000   First PV Funding deb. 10.15s, 2016                                  25,563
        61,081   Midland Cogeneration Ventures (L.P.) deb. 10.33s, 2002              63,830
       129,874   Midland Cogeneration Ventures deb. 10.33s, 2002                    135,718
       250,000   Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000            266,025
       400,000   Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015             418,860
       300,000   Toledo Edison med. term. notes 1st mtge.
                 Ser. A, 7.82s, 2003                                                291,735
                                                                               ------------
                                                                                  1,711,854
                                                                               ------------
                 TOTAL CORPORATE BONDS AND NOTES
                 (cost $10,360,856)                                            $ 10,894,786

FOREIGN GOVERNMENT BONDS AND NOTES (0.7%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
DEM       735,000   Germany (Republic of) bonds 6 7/8s, 2005                   $    532,473
ITL   640,000,000   Italy (Government of) bonds 10 1/2, 2000                        395,246
NLG     1,200,000   Netherlands (Government of) deb. 6 3/4s, 2005                   772,392
USD       135,000   Quebec (Government of) deb. 8 5/8s, 2005                        152,902
DEM       930,000   Treuhandanstalt (Republic of Germany Guarantee)
                    7 1/8s, 2003                                                    688,520
GBP       611,000   United Kingdom Treasury bonds 9 3/4s, 2002                    1,055,244
                                                                               ------------
                    TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
                    (cost $3,571,103)                                          $  3,596,777

COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)<F1>
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
$      140,602   Chase Mortgage Finance Corp. Ser. 93-3, Class B13,
                 7.461s, 2024                                                  $     93,676
                 Housing Securities Inc.
       152,033   Ser. 91-B, Class B6, 9s, 2006                                      152,413
        21,038   Ser. 93-J, Class J4, 6.66s, 2009                                    17,672
        23,043   Ser. 93-J, Class J5, 6.66s, 2009                                    16,591
        23,462   Ser. 94-1, Class AB1, 6 1/2s, 2009                                  19,239
        79,090   Prudential Home Loan Corp. Ser. 92-25, Class B3, 8s, 2022           63,643
                 Prudential Home Mortgage Securities
        97,237   Ser. 94-31, Class B3, 8s, 2009                                      87,073
       412,840   144A Ser. 95-C, Class B1, 7.84s, 2001                              418,775
       464,635   Ser. 1995-D, Class 5B, 7.54s, 2025                                 302,594
        99,124   Ser. 92-13 Class B3, 7 1/2s, 2007                                   84,612
       122,546   Ser. 93-36, Class M, 7 1/4s, 2023                                  122,412
       299,856   144A Ser. 94-A Class 4B, 6.8s, 2024                                282,568
       104,807   144A Ser. 94-D Class B4, 6.312s, 2009                               87,776
       224,797   144A Ser. 94-D Class 3B, 6.31s, 2009                               208,500
        52,751   Ser. 93-31, Class B2, 6s, 2000                                      40,618
                                                                               ------------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (cost $1,898,534)                                             $  1,998,162

UNITS (--%)<F1>
NUMBER OF UNITS                                                                       VALUE
-------------------------------------------------------------------------------------------
            40   SDW Holdings Corp. 144A units $15.00 pfd.                     $     11,200
            15   Terex Corp. 144A units 13 3/4s, 2002                                12,900
                                                                               ------------
                 TOTAL UNITS (cost $23,117)                                    $     24,100

PREFERRED STOCKS (--%) (cost $20,799)<F1>
NUMBER OF SHARES                                                                      VALUE
-------------------------------------------------------------------------------------------
           330   SD Warren Co. Ser. B, $3.50 pfd.                              $     10,560

WARRANTS (--%)<F1><F2>
NUMBER OF                                          EXPIRATION
WARRANTS                                                 DATE                         VALUE
-------------------------------------------------------------------------------------------
            25   Intermedia Communications 144A        6/1/00                  $        250
         4,991   Windmere Corp.                       1/19/98                         3,119
                                                                               ------------
                 TOTAL WARRANTS (cost $250)                                    $      3,369

SHORT-TERM INVESTMENTS (5.4%)<F1> (cost $26,212,266)
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
$   26,208,000   Interest in $798,484,000 joint repurchase agreement
                 dated November 30, 1995 with Morgan (J.P.) & Co.,
                 Inc. due December 1, 1995 with respect to
                 various U.S. Treasury obligations -- maturity value of
                 $26,212,266 for an effective yield of 5.86%                   $ 26,212,266
                                                                               ------------
                 TOTAL INVESTMENTS (cost $416,486,017)<F6>                     $484,035,721

<F1> Percentages indicated are based on net assets of $482,248,275.

<F2> Non-income-producing security.

<F3> The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

<F4> Income may be received in cash or additional securities at the discretion of the issuer.

<F5> TBA's are mortgage backed securities traded under delayed delivery commitments, settling after November 30, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases held at
     November 30, 1995 was $1,979,959.

<F6> The aggregate identified cost for federal income tax purposes is $417,716,790, resulting in gross unrealized appreciation and depreciation of $69,976,057 and
     $3,657,126, respectively, or net unrealized appreciation of $66,318,931.

     ADR or ADS after the name of a holding stands for American Depository Receipt or
     American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

     144A after the name of a security represents those exempt from registration under rule
     144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD CURRENCY CONTRACTS TO SELL at November 30,1995
(aggregate face value $3,292,580)

                                            AGGREGATE                           UNREALIZED
                           MARKET                FACE        DELIVERY         APPRECIATION/
                            VALUE               VALUE            DATE        (DEPRECIATION)
-------------------------------------------------------------------------------------------
British Pounds         $  962,418          $  974,242        12/13/95          $     11,824
Deutschemarks           1,179,754           1,184,579        12/13/95                 4,825
Italian Lira              374,796             375,705        12/13/95                   909
Netherlands Guilder       741,258             758,054        12/13/95                16,796
                                                                               ------------
                                                                               $     34,354

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

ASSETS
------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $416,486,017) (Note 1)                           $484,035,721
------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           544
------------------------------------------------------------------------------------------------------------------
Dividends, interests and other receivables                                                               2,285,089
------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                   3,217,469
------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                           5,012,847
------------------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                              43,486
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                           494,595,156

LIABILITIES
------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                        10,663,414
------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                 397,071
------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                               694,227
------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                 1,613
------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                  244
------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                 132,827
------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                     228,573
------------------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                                  9,132
------------------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                               56,492
------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                     163,288
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                       12,346,881
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $482,248,275

REPRESENTED BY
------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                                       $523,824,559
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                             1,204,782
------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions (Note 1)               (110,363,354)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign currencies             67,582,288
------------------------------------------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL SHARES OUTSTANDING                             $482,248,275

COMPUTATION OF NET ASSET VALUE
------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares ($391,551,400 divided by 35,830,457 shares)          $10.93
------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of  $10.93)*                                                    $11.60
------------------------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares ($83,645,820 divided by 7,679,669 shares)+             $10.89
------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares ($7,051,055 divided by 647,344 shares)               $10.89
------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.5 of $10.89)*                                                      $11.28
------------------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the year ended November 30, 1995


INVESTMENT INCOME:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $56,493)                                      $ 13,508,841
-------------------------------------------------------------------------------------------
Interest                                                                          3,973,173
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                          17,482,014

EXPENSES:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,488,268
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      735,690
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    14,879
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              51,844
-------------------------------------------------------------------------------------------
Auditing                                                                             44,998
-------------------------------------------------------------------------------------------
Legal                                                                                16,567
-------------------------------------------------------------------------------------------
Postage                                                                              83,655
-------------------------------------------------------------------------------------------
Registration fees                                                                    25,937
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,508
-------------------------------------------------------------------------------------------
Distribution fees-- class A (Note 2)                                                858,831
-------------------------------------------------------------------------------------------
Distribution fees-- class B (Note 2)                                                511,456
-------------------------------------------------------------------------------------------
Distribution fees-- class M (Note 2)                                                 25,091
-------------------------------------------------------------------------------------------
Other expenses                                                                       24,455
-------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                    4,891,179
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (262,613)
-------------------------------------------------------------------------------------------
NET EXPENSES                                                                      4,628,566
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            12,853,448
-------------------------------------------------------------------------------------------
Net realized gain on forward currency contracts and foreign
currency translation (Note 1)                                                        57,240
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 28,051,780
-------------------------------------------------------------------------------------------
Net unrealized appreciation on forward currency contracts and
foreign currency translation during the year                                         32,584
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       72,450,583
-------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                             100,592,187
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $113,445,635
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED NOVEMBER 30
                                                                     1995              1994
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------
Net investment income                                        $ 12,853,448      $ 12,451,931
-------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                          28,109,020        12,857,401
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies                                             72,483,167       (19,899,597)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          113,445,635         5,409,735
-------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------
From net investment income:
-------------------------------------------------------------------------------------------
  Class A                                                     (11,368,798)      (11,953,233)
-------------------------------------------------------------------------------------------
  Class B                                                      (1,283,160)         (684,178)
-------------------------------------------------------------------------------------------
  Class M                                                         (81,818)               --
-------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)              45,298,097           415,154
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       146,009,956        (6,812,522)

NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                             336,238,319       343,050,841
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income of $1,204,782 and $962,796,
respectively)                                                $482,248,275      $336,238,319
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                         FOR THE PERIOD
                                                       DECEMBER 2, 1994
                                                       (COMMENCEMENT OF
                                                         OPERATIONS) TO
                                                            NOVEMBER 30                          YEAR ENDED NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   1995++                      1995                       1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS M                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $8.45                       $8.46                      $8.65
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               .28                         .23                        .26
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments             2.45                        2.46                       (.18)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                   2.73                        2.69                        .08
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
  From net investment income                                       (.29)                       (.26)                      (.27)
-----------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                                 --                          --                         --
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investments                                   --                          --                         --
-----------------------------------------------------------------------------------------------------------------------------------
  Paid in capital                                                    --                          --                         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                (.29)                       (.26)                      (.27)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $10.89                      $10.89                      $8.46
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%)(a)                 32.89(b)                    32.30                        .86
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)                         $7,051                     $83,646                    $32,114
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(d)                     1.60                        1.87                       1.78
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                                     2.99                        2.63                       3.02
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            70.39                       70.39                      82.49
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS [continued]
(For a share outstanding throughout the period) [continued]

                                                      FOR THE PERIOD
                                                  SEPTEMBER 13, 1993
                                                    (COMMENCEMENT OF
                                                      OPERATIONS) TO
                                                         NOVEMBER 30                YEAR ENDED NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                              1993++       1995        1994       1993       1992       1991+
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.66      $8.49       $8.67      $7.72      $7.29      $6.60
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            .06        .32         .32        .28        .42        .30
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (.07)       2.44       (.18)       1.01        .41        .93
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                               (.01)       2.76         .14       1.29        .83       1.23
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
  From net investment income                                      --      (.32)       (.32)      (.31)      (.40)      (.30)
-----------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                              --         --          --      (.03)         --         --
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investments                                --         --          --         --         --      (.24)
-----------------------------------------------------------------------------------------------------------------------------------
  Paid in capital                                                 --         --          --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               --      (.32)       (.32)      (.34)      (.40)      (.54)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $8.65     $10.93       $8.49      $8.67      $7.72      $7.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%)(a)           (.12)(b)      33.17        1.59      17.06      11.66      19.13
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)                     $14,800   $391,551    $304,124   $328,251   $334,127   $397,237
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(d)                .44(b)       1.13        1.04       1.16       1.23       1.20
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                                .55(b)       3.32        3.67       3.40       5.57       4.13
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     125.85(c)      70.39       82.49  125.85(c)     340.99     198.18
-----------------------------------------------------------------------------------------------------------------------------------

 +  Effective March 7, 1991, the fund's investment objective was changed from seeking high current return to seeking current income.
    Information in the table previous to March 7, 1991, does not reflect the fund's current investment objective.

++  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Equity Income Fund.

(d) The ratio of expenses to average net assets for the year ended November 30, 1995 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2.)

NOTES TO FINANCIAL STATEMENTS
November 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F FORWARD CURRENCY CONTRACTS The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G TBA PURCHASE COMMITMENTS The fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $109,030,000 available to offset future capital gains, if any, which will expire on November 30, 1998.

I DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of the utilization of capital loss carryover, losses on wash sale transactions and market discount.
Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended November 30, 1995, the fund reclassified $122,314 to increase undistributed net investment income and $13,954 to increase paid-in-capital, with an increase to accumulated net realized loss of $136,268. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.75% of the first $100 million of average net assets, 0.65% of the next $100 million, 0.55% of the next $300 million, 0.50% of the next $1.0 billion, 0.45% of the next $1 billion, and 0.40% of any amount over $2.5 billion, subject to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest, taxes and credits allowed by PFTC) of the fund exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

On January 5, 1996, the Trustees approved a proposal to increase the fees payable to Putnam Investment Management, Inc. ("Putnam Management") under the fund's Management Contract. The proposed increase is subject to shareholder approval and will be submitted to shareholders at a meeting scheduled to be held on July 11, 1996. If approved at that meeting, management fees would thereafter be paid at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $262,613 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $980 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $145,866 and $14,424 from the sale of class A and class M shares, respectively and received $91,028 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $638 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended November 30 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $269,695,575 and $229,395,489, respectively. Purchases and sales of U.S. government obligations aggregated $44,723,962 and $41,643,630, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At November 30, 1995 there was an unlimited number of shares of beneficial interest authorized.

                           YEAR ENDED NOVEMBER 30        YEAR ENDED NOVEMBER 30
                                   1995                          1994
--------------------------------------------------------------------------------
CLASS A                     SHARES         AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares sold              4,980,350    $48,265,674     3,457,816     $30,105,552
--------------------------------------------------------------------------------
Reinvestment of
distributions              857,411      8,075,743       918,284       7,952,180
--------------------------------------------------------------------------------
                         5,837,761     56,341,417     4,376,100      38,057,732
--------------------------------------------------------------------------------
Shares repurchased      (5,848,286)   (55,855,242)   (6,415,431)    (55,788,277)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE)    (10,525)   $   486,175    (2,039,331)   $(17,730,545)
--------------------------------------------------------------------------------

                          YEAR ENDED NOVEMBER 30         YEAR ENDED NOVEMBER 30
                                   1995                          1994
--------------------------------------------------------------------------------
CLASS B                     SHARES         AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares sold              4,955,494    $49,153,948     2,834,343     $24,651,645
--------------------------------------------------------------------------------
Reinvestment of
distributions              111,600      1,063,257        64,999         562,591
--------------------------------------------------------------------------------
                         5,067,094     50,217,205     2,899,342      25,214,236
--------------------------------------------------------------------------------
Shares repurchased      (1,181,646)   (11,615,462)     (815,497)     (7,068,537)
--------------------------------------------------------------------------------
NET INCREASE             3,885,448    $38,601,743     2,083,845     $18,145,699
--------------------------------------------------------------------------------

                                                           FOR THE PERIOD
                                                          DECEMBER 2, 1994
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                             NOVEMBER 30
                                                                1995
--------------------------------------------------------------------------------
CLASS M                                                SHARES            AMOUNT
--------------------------------------------------------------------------------
Shares sold                                           684,912        $6,588,604
--------------------------------------------------------------------------------
Reinvestment of distributions                           7,885            78,058
--------------------------------------------------------------------------------
                                                      692,797         6,666,662
--------------------------------------------------------------------------------
Shares repurchased                                    (45,453)         (456,483)
--------------------------------------------------------------------------------
NET INCREASE                                          647,344        $6,210,179
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

OUR COMMITMENT TO QUALITY SERVICE


o  CHOOSE AWARD-WINNING SERVICE

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   the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

o  HELP YOUR INVESTMENT GROW

   Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

o  SWITCH FUNDS EASILY

   You can move money from one account to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

o  ACCESS YOUR MONEY QUICKLY

   You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

   For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

   To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

  *Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.

FUND INFORMATION

INVESTMENT MANAGER                         OFFICERS
Putnam Investment                          George Putnam
Management, Inc.                           President
One Post Office Square
Boston, MA 02109                           Charles E. Porter
                                           Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                  Patricia C. Flaherty
One Post Office Square                     Senior Vice President
Boston, MA 02109
                                           Lawrence J. Lasser
CUSTODIAN                                  Vice President
Putnam Fiduciary Trust Company
                                           Gordon H. Silver
LEGAL COUNSEL                              Vice President
Ropes & Gray
                                           Peter Carman
INDEPENDENT ACCOUNTANTS                    Vice President
Coopers & Lybrand L.L.P.
                                           Brett C. Browchuk
TRUSTEES                                   Vice President
George Putnam, Chairman
                                           Thomas V. Reilly
William F. Pounds, Vice Chairman           Vice President

Jameson Adkins Baxter                      Edward P. Bousa
                                           Vice President and Fund Manager
Hans H. Estin
                                           Kenneth J. Taubes
John A. Hill                               Vice President and Fund Manager

Elizabeth T. Kennan                        Rosemary H. Thomsen
                                           Vice President and Fund Manager
Lawrence J. Lasser
                                           William N. Shiebler
Robert E. Patterson                        Vice President

Donald S. Perkins                          John R. Verani
                                           Vice President
George Putnam, III
                                           Paul M. O'Neil
Eli Shapiro                                Vice President

A.J.C. Smith                               John D. Hughes
                                           Senior Vice President and Treasurer
W. Nicholas Thorndike
                                           Beverly Marcus
                                           Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll-free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION; ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                                  -------------
                                                            Bulk Rate
       THE PUTNAM FUNDS                                     U. S. Postage
       One Post Office Square                               PAID
       Boston, Massachusetts 02109                          Putnam
                                                            Investments
                                                            ------------
22182-012/192/626    1/96